                                                                  Exhibit 10.302

                            ASSIGNMENT AND ASSUMPTION
                         OF PURCHASE AND SALE AGREEMENT

     This ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT (this "Assignment") is made and entered into this 21 day of July, 2004 by Inland Real Estate Acquisitions, Inc., an Illinois Corporation, ("Assignor"), and Inland Western Southlake Limited Partnership, an Illinois limited partnership, ("Assignee").

                                    RECITALS

     A. Lincoln Southlake, Ltd. ("Seller") and Assignor have previously entered into that certain Purchase and Sale Agreement dated as of May 20, 2004, as amended, (the "Purchase Agreement"), relating to the sale of a certain shopping center commonly known as Gateway Plaza Shopping Center located in the City of Southlake, Texas.

     B. Assignor desires to assign its interest in and to the Purchase Agreement to Assignee upon the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the receipt of ten and 00/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged by Assignor, the parties hereby agree as follows:

     1. RECITALS. The foregoing recitals are, by this reference, incorporated into the body of this Assignment as if the same had been set forth in the body hereof in their entirety.

     2. ASSIGNMENT AND ASSUMPTION. Assignor hereby assigns, conveys, transfers, and sets over to Assignee all of Assignor's right, title, and interest in and to the Purchase Agreement. Assignee hereby accepts the foregoing Assignment and assumes, and agrees to perform, all duties, obligations, liabilities, indemnities, covenants, and agreements of Assignor set forth in the Purchase Agreement.

     3. COUNTERPARTS. This document may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which must constitute one instrument and shall be binding and effective when all parties hereto have executed at least one counterpart.

     4. SUCCESSORS. This Assignment shall be binding upon and for the benefit of the parties hereto and their respective Successors and Assigns.

     IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first written above.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC.,
An Illinois Corporation



By:      /s/ G. Joseph Cosenza
    ----------------------------------
Name:      G. Joseph Cosenza
      --------------------------------
Title:       President
      --------------------------------


ASSIGNEE:

INLAND WESTERN SOUTHLAKE LIMITED
PARTNERSHIP, an Illinois limited partnership

By:   Inland Western Southlake GP, L.L.C., a
      Delaware limited liability company, its
      general partner

      By:   Inland Western Retail Real Estate Trust
            Inc., a Maryland corporation, its sole member

            By:        /s/ Valerie Medina
                   -----------------------------
            Name:      Valerie Medina
                   -----------------------------
            Title:     Asst. Secretary
                   -----------------------------

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